UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2023
PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Anderson Hill Road, Purchase, New York 10577
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
0.250% Senior Notes Due 2024	PEP24	The Nasdaq Stock Market LLC
2.625% Senior Notes Due 2026	PEP26	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes Due 2028	PEP28a	The Nasdaq Stock Market LLC
3.200% Senior Notes Due 2029	PEP29	The Nasdaq Stock Market LLC
1.125% Senior Notes Due 2031	PEP31	The Nasdaq Stock Market LLC
0.400% Senior Notes Due 2032	PEP32	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2033	PEP33	The Nasdaq Stock Market LLC
3.550% Senior Notes Due 2034	PEP34	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2039	PEP39	The Nasdaq Stock Market LLC
1.050% Senior Notes Due 2050	PEP50	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
PepsiCo, Inc. (“PepsiCo”) held its 2023 Annual Meeting of Shareholders on May 3, 2023. For more information on the following proposals, see PepsiCo’s proxy statement for the 2023 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 21, 2023. Below are the final voting results.

(1) The following 15 persons were elected to serve as directors of PepsiCo:

Nominee	For	Against	Abstain	Broker Non-Votes
Segun Agbaje	1,005,178,935	12,334,137	2,634,817	172,969,325
Jennifer Bailey	1,013,605,781	4,200,722	2,341,386	172,969,325
Cesar Conde	995,535,275	21,945,852	2,666,762	172,969,325
Ian Cook	970,556,463	46,852,800	2,738,626	172,969,325
Edith W. Cooper	1,009,691,687	7,917,877	2,538,325	172,969,325
Susan M. Diamond	1,013,305,062	4,427,794	2,415,033	172,969,325
Dina Dublon	985,425,035	32,153,405	2,569,449	172,969,325
Michelle Gass	1,000,092,389	17,641,092	2,414,408	172,969,325
Ramon L. Laguarta	943,626,804	69,085,058	7,436,027	172,969,325
Dave J. Lewis	1,006,427,071	11,070,996	2,649,822	172,969,325
David C. Page, MD	1,003,283,751	14,249,896	2,614,242	172,969,325
Robert C. Pohlad	979,380,661	38,117,910	2,649,318	172,969,325
Daniel Vasella, MD	955,503,117	61,979,746	2,665,026	172,969,325
Darren Walker	1,000,905,148	16,593,233	2,649,508	172,969,325
Alberto Weisser	981,592,374	35,889,239	2,666,276	172,969,325

(2) The shareholders ratified the appointment of KPMG LLP as the independent registered public accounting firm for PepsiCo for fiscal year 2023:

For	1,125,448,378
Against	65,112,424
Abstain	2,556,412

(3) The shareholders approved, on an advisory basis, PepsiCo’s executive compensation:

For	901,248,622
Against	110,102,370
Abstain	8,796,897
Broker Non-Votes	172,969,325

(4) The shareholders approved, on an advisory basis, the holding of an advisory vote on the compensation of PepsiCo’s named executive officers every year:

One Year	994,856,204
Two Years	4,331,004
Three Years	17,603,165
Abstain	3,357,516
Broker Non-Votes	172,969,325
In light of the voting results on this advisory vote, and consistent with its recommendation to shareholders, PepsiCo’s Board of Directors has decided that PepsiCo will hold an advisory vote on the compensation of PepsiCo’s named executive officers every year.

(5) The shareholder proposal regarding independent Board Chair was defeated:

For	250,838,697
Against	746,982,272
Abstain	22,326,920
Broker Non-Votes	172,969,325

(6) The shareholder proposal regarding a global transparency report was defeated:

For	185,034,699
Against	814,416,953
Abstain	20,696,237
Broker Non-Votes	172,969,325

(7) The shareholder proposal regarding a report on impacts of reproductive healthcare legislation was defeated:

For	158,917,578
Against	830,627,354
Abstain	30,602,957
Broker Non-Votes	172,969,325

(8) The shareholder proposal regarding a congruency report on net-zero emissions policies was defeated:

For	19,718,780
Against	977,228,788
Abstain	23,200,321
Broker Non-Votes	172,969,325

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: May 5, 2023	By:	/s/ Cynthia A. Nastanski
	Name:	Cynthia A. Nastanski
	Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary